Exhibit 10.67

IP Security Agreement

Grant of Security Interest Agreement

in United States Patents and Trademarks

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Gopher Protocol Inc., a Nevada corporation (“Grantor”), having its place of business at 2500 Broadway, Suite F-125, Santa Monica, CA 90404, hereby grants to Discover Growth Fund, LLC, a U.S. Virgin Islands limited liability company (“Grantee”), having its place of business at 5330 Yacht Haven Grande, Suite 206, St. Thomas, VI 00802, a security interest in all of the Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Patent and Trademark Collateral”), whether presently existing or hereafter arising or acquired:

(i) each United States patent and patent application, including each patent and patent application referred to on Schedule A hereto;

(ii) each United States trademark, trademark registration and trademark application, and all of the goodwill of the business connected with the use of, and symbolized by, each trademark, trademark registration and trademark application, including each trademark, trademark registration and trademark application referred to in Schedule B hereto;

(iii) all products and proceeds of the foregoing, including any claim by the Grantor against third parties for past, present or future infringement of any Patent, or past, present or future infringement or dilution of any trademark or trademark registration, including any patent or trademark listed on Schedule A or Schedule B hereto, or for injury to the goodwill associated with any trademark or trademark registration.

THIS GRANT is granted pursuant to the security interests granted to the Grantee in the Securities Purchase Agreement between the Grantor and the Grantee dated December 3, 2018, as amended, modified or supplemented from time to time (the “Purchase Agreement”).

THIS GRANT has been granted in conjunction with the security interest granted to the Grantee under the Purchase Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Purchase Agreement, all terms and provisions of which are incorporated herein by reference as though set forth in full herein. In the event that any provisions of this Grant of Security Interest Agreement are deemed to conflict with the Purchase Agreement, the provisions of the Purchase Agreement shall govern.

THIS GRANT shall terminate and be of no force and effect immediately upon the complete fulfilment of all of the Obligations (as defined under the Purchase Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Grant of Security Interest Agreement as of the date first above stated.

Grantor:

GOPHER PROTOCOL INC.

By:
Name: Douglas Davis
Title: Interim Chief Executive Officer

Grantee:

DISCOVER GROWTH FUND, LLC

By:

Name:

Title:

Schedule A: Patents and Patent Applications

Title	App. No.	Country	Filing Date	Status / Deadline	Patent No.	Issue Date
System and method for scheduling trucking service, according to demand, at the customer’s or any other location using smartphone application and/or internet web site	62/124,320	US	December 15, 2014	Expired	N/A	N/A
System and method for scheduling categorized delivery and/or service, according to demand, to customer’s location based on smartphone and web site software application	62/176,933	US	March 3, 2015	Expired and Converted to Electronic Circuit Non-provisional and PCT	N/A	N/A
System and method for finding possible bartering partners in both two-party and multi-party scenarios via smartphone/mobile device application	14/545,577	US	May 26, 2015	Abandoned	N/A	N/A
System and method for scheduling gasoline or diesel fill, according to demanding, at the customer’s location	62/231,405	US	July 6, 2015	Expired and Converted to Electronic Circuit Non-provisional and PCT	N/A	N/A

Electronic circuit or microchip with a secured BIOS system, with ROM and RAM memory, working with smartphone software application and	62/282,593	US	August 6, 2015	Expired and Converted to Electronic Circuit Non-provisional and PCT	N/A	N/A
System and method for power saving/reduction within integrated circuits	62/282,808	US	August 13, 2015	Expired	N/A	N/A
System and method for overseeing and monitoring user’s computerized activity to define privacy level	62/283,915	US	September 16, 2015	Expired	N/A	N/A
System, method and computer program for remote disablement and enablement of mobile devices	62/284,353	US	September 28, 2015	Expired and Converted to Electronic Circuit Non-provisional and PCT	N/A	N/A
System, method and computer program for real time emergency communication, beacon, location identification and tracking for mobile devices	62/284,458	US	October 1, 2015	Expired and Converted to Electronic Circuit Non-provisional and PCT	N/A	N/A
System, method and a computer program for automatic and motion activity detection, activation or deactivation airplane mode for mobile devices	62/284,744	US	October 8, 2015	Expired and Converted to Electronic Circuit Non-provisional and PCT	N/A	N/A

Monolithic multi-dimensional integrated circuits (ICs) on both sides of electronic board including utilization of all package’s planes	62/284,880	US	October 13, 2015	Expired	N/A	N/A
System, method and software for mobile database manage and sharing over private, secured network, in real time	62/284,884	US	October 13, 2015	Expired	N/A	N/A
Method, system and computer software for advertisement using symbols as characters interface	62/285,055	US	October 19, 2015	Expired	N/A	N/A
Monolithic, multi-dimensional, multi-plane, memory structure for integrated circuits	62/285,443	US	October 30, 2015	Expired	N/A	N/A
Automatic, characterized and prioritized consolidation of different credit cards into one card method, point of sale, smartphone applications and computer software	62/285,996	US	November 26, 2015	Expired	N/A	N/A
Electronic circuit within a sticky patch package for global tracking that is working with mobile software application and other electronic circuits on a separate, secured, private network	62/387,789	US	January 6, 2016	Expired and Converted to Tracking Devices Non-provisional and PCT	N/A	N/A

ELECTRONIC CIRCUITS FOR SECURE COMMUNICATIONS AND ASSOCIATED SYSTEMS AND METHODS	15/015,441	US	February 4, 2016	Pending	N/A	N/A
ELECTRONIC CIRCUITS FOR SECURE COMMUNICATIONS AND ASSOCIATED SYSTEMS AND METHODS	PCT/US2016/016522	PCT	February 4, 2016	Expired and Entered National Phase in Europe	N/A	N/A
SYSTEM AND METHOD FOR POWER SAVING/REDUCTION WITH INTEGRATED CIRCUITS	62/360,525	US	July 11, 2016	Expired	N/A	N/A
ELECTRONIC CIRCUITS FOR SECURE COMMUNICATIONS AND ASSOCIATED SYSTEMS AND METHODS	16759244.3	EP	September 29, 2017	Pending	N/A	N/A
TRACKING DEVICES, SYSTEMS AND METHODS USING PATCH PACKAGES WITH EMBEDDED ELECTRONIC CIRCUITS	15/344,619	US	November 7, 2016	Granted	10,021,522	July 10, 2018

TRACKING DEVICES, SYSTEMS AND METHODS USING PATCH PACKAGES WITH EMBEDDED ELECTRONIC CIRCUITS	PCT/US16/060763	PCT	November 7, 2016	Expired and Entered National Phase in Europe	N/A	N/A
TRACKING DEVICES, SYSTEMS AND METHODS USING PATCH PACKAGES WITH EMBEDDED ELECTRONIC CIRCUITS	16884138.5	EP	July 3, 2018	Pending	N/A	N/A
TRACKING DEVICES, SYSTEMS AND METHODS USING PATCH PACKAGES WITH EMBEDDED ELECTRONIC CIRCUITS	16/028,449	US	July 6, 2018	Pending	N/A	N/A
GOPHER RADIO TOKEN	62/631,007	US	February 15, 2018	Pending and Converted to GRT Non-provisional	N/A	N/A
SYSTEMS AND METHOD OF CONVERTING ELECTRONIC TRANSMISSIONS INTO DIGITAL CURRENCY	16/008,069	US	June 14, 2018	Pending	N/A	N/A

System, method and software application for mobile database management and sharing over private, secured network, in real time	62/676,393	US	May 25, 2018	Pending and Converted to Mobile Database Sharing Non-provisional	N/A	N/A
SYSTEMS AND METHODS OF MOBILE DATABASE MANAGEMENT AND SHARING	16/155,093	US	October 9, 2018	Pending	N/A	N/A
MONOLITHIC, MULTI-DIMENSIONAL, MULTI-PLANE, MEMORY STRUCTURE FOR INTEGRATED CIRCUITS	62/732,026	US	September 17, 2018	Pending	N/A	N/A
MONOLITHIC MULTI-DIMENSIONAL INTEGRATED CIRCUITS (ICS) ON BOTH SIDES OF ELECTRONIC BOARD INCLUDING UTILIZATION OF ALL PACKAGE’S PLANES	62/732,023	US	September 17, 2018	Pending	N/A	N/A

Schedule B: Trademarks

Mark	App. No.	Country	Filing Date	Status / Deadline	Goods/Services/Classes	Reg. No. / Reg. Date
GOPHERINSIGHT	86/737,146	US	August 26, 2015	Pending	Chip carriers, etc., in Class 9	N/A
FRIENDINME	86/755,543	US	September 14, 2015	Pending	Software from mobile phones, etc., in Class 9	N/A
GOPHERNET	86/811,422	US	November 5, 2015	Pending	Communications software for connecting microchips, etc., in Class 9	N/A
PUZPIX	87/12,1137	US	July 29, 2016	Registered	Game software, etc., in Class 9	5,356,006 / December 12, 2017
GOPH GOPHER PROTOCOL (and Design)	87/927,131	US	May 18, 2018	Pending	Software for mobile phones, microchips, etc., in Class 9	N/A
G-MONEY	88/132,574	US	September 26, 2018	Pending	Providing digital currency or digital token, in Class 36	N/A
G-CASH	88/132,592	US	September 26, 2018	Pending	Providing digital currency or digital token, in Class 36	N/A

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